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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 9, 2006
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                                 Date of Report
                        (Date of earliest event reported)

                               ZYMOGENETICS, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Washington                  000-33489               91-1144498
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        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)        File No.)           Identification No.)

            1201 Eastlake Avenue East, Seattle, Washington 98102-3702
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On February 9, 2006, notice was received from George B. Rathmann, a director of ZymoGenetics, Inc. (the "Company"), that he will resign from the Company's board of directors, effective March 10, 2006, for health reasons. The Company issued a press release on February 15, 2006, the full text of which is set forth in
Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (d)  99.1  Press Release dated February 15, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ZYMOGENETICS, INC.


Dated: February 15, 2006                         By /s/ James A. Johnson
                                                    ----------------------------
                                                    James A. Johnson
                                                    Senior Vice President,
                                                    Chief Financial Officer

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                                  Exhibit Index

99.1   Press Release issued February 15, 2006